DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund - Maryland Series for the 12-month period ended April 30, 1998, as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    ___________                _______________
           Class A shares.........................                      9.40%                        4.85%
           Class B shares.........................                      8.83%                        4.55%
           Class C shares.........................                      8.55%                        4.30%

Economic Review
    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (the "ECI"), a measure of wage, salary, and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods and services bought by a typical consumer, including food, transportation, shelter, utilities, clothing, and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The relative absence of an increase in the rate of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia, which have suppressed worldwide demand for commodities, particularly oil.
    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation, and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on our economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. The surge in domestic spending has masked the full effect of the fall in Asian demand for our products, but our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Indications that our economy may be beginning to slow may also be causing the Fed to be reluctant to raise short-term interest rates.

    The production side of the economy has remained robust. Factory utilization is high, production rates strong, and, although exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.
Market Environment
    The supply of new issues in Maryland has been rather strong over the last year. This was especially true of the first four months of 1998, when many small and large issuers sold debt. The Fund has been able to purchase some new issue debt at attractive levels because of this heavy supply. On the other hand, demand has remained fairly strong because secondary supply is usually low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. This was especially true in April 1998, when the municipal bond market became weak and new issues were priced at extremely attractive levels. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
    Municipals have gone from being fairly valued when compared to U. S. Treasury bonds to currently being considered very good values because municipal supply increased as bond yields declined. This trend is especially true of long-maturity bonds, where the bulk of new-issue supply has traditionally been found. New-issue supply normally declines as we approach summer, while demand should increase because of heavy interest payments and bond maturities on July 1, 1998. If that scenario recurs, municipals may then have a good chance of outperforming the Treasury market.
The Portfolio
    In general, the Fund has maintained a defensive investment posture and has purchased modest premium bonds which we expect should perform well in a declining market. In the spring of 1997 and again in the spring of 1998, when interest rates rose, the Fund reversed that strategy and purchased deep discount securities with higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. This strategy remains in place, but would likely be reversed if interest rates were to begin to fall and deep discounts could no longer be purchased at attractive yields.
    The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.
    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy should give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
    The Fund's Class A shares had a one-year total return on April 30, 1998 of 9.40%,* which compares favorably to the Lipper Maryland Municipal Bond average of 8.43%. Because the Fund positioned itself defensively in late 1997 and early 1998 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1998 by purchasing issues which were undervalued.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Maryland residents.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Maryland Series     April 30, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
MARYLAND SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX $22,016
Lehman Brothers
Municipal Bond Index*
Dollars
$21,099
Dreyfus Premier State Municipal Bond Fund, Maryland Series
(Class A Shares)
*Source: Lehman Brothers



Average Annual Total Returns
                        Class A Shares                                                              Class B Shares
_______________________________________________________                  _________________________________________________________
                                                                                                              % Return Reflecting
                                                      % Return                                              Applicable Contingent
                                                     Reflecting                                  % Return       Deferred Sales
                          % Return Without         Maximum Initial                               Assuming No     Charge Upon
Period Ended 4/30/98        Sales Charge         Sales Charge (4.5%)     Period Ended 4/30/98     Redemption     Redemption*
___________________        ___________          ________________         ________________        __________    _________________
1 Year                       9.40%                   4.46%               1 Year                     8.83%             4.83%
5 Year                       6.24                    5.28                5 Year                     5.67              5.35
10 Year                      8.25                    7.75                From Inception (1/15/93)   6.24              6.10

                        Class C Shares
_______________________________________________________________________________
                                                           % Return Reflecting
                                                          Applicable Contingent
                              % Return                       Deferred Sales
                              Assuming                         Charge Upon
Period Ended 4/30/98      No Redemption                       Redemption**
___________________        ____________                    __________________
1 Year                         8.55%                             7.55%
From Inception (8/15/95)       6.90                              6.90
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Maryland Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Maryland municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS                                                                                      APRIL 30, 1998
                                                                                                 Principal
Long-Term Municipal Investments-99.7%                                                             Amount            Value
                                                                                                _____________   _____________
Maryland-82.0%
Baltimore:
  7%, 10/15/2007 (Insured; MBIA)............................................                    $    1,500,000 $    1,765,980
  7.15%, 10/15/2008.........................................................                         1,275,000      1,515,376
  (Tindeco Wharf Project) 6.60%, 12/20/2024 (Collateralized; GNMA)..........                         4,250,000      4,531,860
  Port Facilities Revenue (Consolidated Coal Sales) 6.50%, 12/1/2010........                         9,740,000     10,642,508
Baltimore City Housing Corp., MFHR, Refunding
  7.25%, 7/1/2023 (Collateralized; FNMA)....................................                         3,175,000      3,278,029
Baltimore County, PCR:
  Mortgage Revenue, Refunding:
    Zero coupon, 9/1/2024...................................................                         2,280,000        532,380
    (Burnam Woods) 5.20%, 9/1/2018 (Insured; FHA)...........................                         1,000,000        997,440
  PCR, Refunding (Bethlehem Steel Corp. Project):
    7.50%, 6/1/2015.........................................................                         5,760,000      6,434,611
    7.55%, 6/1/2017.........................................................                         2,690,000      2,975,517
Frederick County, Retirement Community Revenue, (Buckinghams Choice, Inc.
Facility):
  5.90%, 1/1/2017...........................................................                         1,000,000      1,010,160
  6%, 1/1/2024..............................................................                           750,000        760,545
Gaithersburg, Hospital Facilities Improvement Revenue, Refunding (Shady
Grove)
  6.50%, 9/1/2012 (Insured; FSA)............................................                        10,000,000     11,610,700
Howard County:
  COP 8.15%, 2/15/2020......................................................                           605,000        841,682
  EDR, Refunding (M.O.R. XIV Associates Project) 7.75%, 6/1/2012............                         2,500,000      2,555,975
  Refunding (Metropolitan District Project) 4.75%, 2/15/2018................                         5,100,000      4,842,246
Kent County, College Revenue, Refunding (Washington College Project)
  7.70%, 7/1/2018...........................................................                         1,750,000      1,853,407
Maryland Community Development Administration,
  Department of Housing and Community Development:
    Housing Revenue:
      5.65%, 7/1/2039.......................................................                         1,905,000      1,911,096
      5.75%, 7/1/2039 (Collateralized; GNMA)................................                         1,205,000      1,215,761
    MFHR:
      6.50%, 5/15/2013......................................................                         3,000,000      3,213,090
      8.875%, 5/15/2021.....................................................                            15,000         15,093
      7.30%, 5/15/2023......................................................                         2,205,000      2,321,005
      6.85%, 5/15/2033......................................................                         5,000,000      5,297,500
      6.70%, 5/15/2036 (Insured; FHA).......................................                         7,710,000      8,288,096
    Single Family Program:
      7.40%, 4/1/2009.......................................................                         1,000,000      1,035,290
      6.95%, 4/1/2011.......................................................                         5,330,000      5,661,739
      7.70%, 4/1/2015.......................................................                         3,195,000      3,335,356
      6.55%, 4/1/2026.......................................................                         7,420,000      7,925,302
      6.75%, 4/1/2026.......................................................                         3,645,000      3,902,264
      7.375%, 4/1/2026......................................................                         2,000,000      2,065,260

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Investments (continued)                                                                          April 30, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                _____________   _____________
Maryland (continued)
Maryland Community Development Administration,
  Department of Housing and Community Development (continued):
      Zero Coupon, 4/1/2029.................................................                     $  85,075,000 $    7,397,271
      7.625%, 4/1/2029......................................................                         6,870,000      7,094,992
      7.45%, 4/1/2032.......................................................                         5,910,000      6,225,653
Maryland Economic Development Corp., Revenue:
  (Health and Mental Hygiene Providers Facilities Acquisition Program):
    8.375%, 3/1/2013........................................................                         4,180,000      4,599,965
    8.75%, 3/1/2017.........................................................                         4,935,000      5,380,186
  Health Care Facility (Crescent Cities Project) 5.40%, 12/20/2027..........                         1,345,000      1,329,223
Maryland Health and Higher Educational Facilities Authority, Revenue:
  (Frederick Memorial Hospital) 5%, 7/1/2023 (Insured; FGIC)................                           945,000        905,783
  (Refunding-Doctors Community Hospital) 5.50%, 7/1/2024....................                         4,890,000      4,910,294
  (Refunding-Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)..............                         5,250,000      5,017,058
  (Refunding-Howard County General Hospital) 5.50%, 7/1/2025................                         1,900,000      1,911,571
  (Refunding-Johns Hopkins) 5%, 7/1/2023....................................                         10,895,000    10,442,857
  (Refunding-Roland Park Project) 7.75%, 7/1/2012...........................                         2,230,000      2,326,871
  (Union Hospital of Cecil County) 6.70%, 7/1/2009..........................                         2,320,000      2,604,478
  (University of Maryland Medical Systems) 7%, 7/1/2022 (Insured; FGIC).....                         4,500,000      5,599,575
Maryland Industrial Development Financing Authority, EDR
  (Medical Waste Association) 8.75%, 11/15/2010.............................                           710,000        725,833
Maryland Local Government Insurance Trust, Capitalization Program, COP
  7.125%, 8/1/2009..........................................................                         3,250,000      3,508,277
Maryland Stadium Authority, Sports Facility LR:
  7.60%, 12/15/2019.........................................................                         5,250,000      5,613,615
  5.80%, 3/1/2026 (Insured; AMBAC)..........................................                         3,500,000      3,644,480
Montgomery County Housing Opportunities Commission, Revenue:
  Multi-Family Mortgage:
    7.05%, 7/1/2032.........................................................                         2,485,000      2,621,377
    7.375%, 7/1/2032........................................................                         2,140,000      2,225,579
  Single Family Mortgage:
    7.375%, 7/1/2017........................................................                         1,805,000      1,875,756
    6.625%, 7/1/2026........................................................                         1,015,000      1,087,217
    Zero Coupon, 7/1/2028...................................................                        41,975,000      7,634,413
Northeast Waste Disposal Authority, Solid Waste Revenue
  (Montgomery County Resource Recovery Project):
    6%, 7/1/2008............................................................                         2,690,000      2,894,413
    6.20%, 7/1/2010.........................................................                        12,385,000     13,175,411
    6.30%, 7/1/2016.........................................................                        13,910,000     14,780,627
Prince Georges County, Refunding:
  Consolidated Public Improvement 6.75%, 7/1/2010...........................                         1,170,000      1,268,268
  Revenue (Dimensions Health Corp.) 5.30%, 7/1/2024.........................                         4,000,000      3,911,080

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Investments (continued)                                                                        April 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                _____________   _____________
Maryland (continued)
Prince Georges County Housing Authority:
  Mortgage Revenue:
    (Langley Gardens Apartment Project) 5.75%, 8/20/2029 (Collateralized; GNMA)                 $    1,000,000 $    1,029,270
    (Refunding-New Keystone Apartment Project) 6.80%, 7/1/2025 (Insured: FHA & MBIA)                 4,300,000      4,563,848
    (Refunding-Riverview Terrace) 6.70%, 6/20/2020 (Collateralized; GNMA)...                         2,000,000      2,157,380
    (Refunding-Stevenson Apartments Project) 6.35%, 7/20/2020 (Collateralized; GNMA)                 3,000,000      3,151,680
Prince Georges County Housing Authority (continued):
  SFMR:
    6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)..........................                         4,660,000      4,953,207
    5.75%, 8/1/2026 (Collateralized: FNMA & GNMA)...........................                         5,000,000      5,128,700
U. S. Related-17.7%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                        10,000,000     10,906,000
Puerto Rico Commonwealth:
  5.85%, 7/1/2009...........................................................                         5,000,000      5,267,100
  6.50%, 7/1/2023 (Prerefunded 7/1/2004) (a)................................                         1,000,000      1,124,650
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                        15,870,000     15,170,133
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue:
  5.40%, 7/1/2006 (Insured; FSA)............................................                         4,000,000      4,198,240
  5.50%, 7/1/2026 (Insured; MBIA)...........................................                         1,000,000      1,015,490
  Refunding 5%, 7/1/2022 (Insured; MBIA)....................................                         4,880,000      4,700,758
Puerto Rico Electric Power Authority, Power Revenue:
  6.375%, 7/1/2024 (Prerefunded; 7/1/2004) (a)..............................                         8,275,000      9,258,815
  5.50%, 7/1/2025 (Insured; MBIA)...........................................                         3,000,000      3,035,160
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $291,986,635)...................                                     $308,707,822
                                                                                                                =============
Short-Term Municipal Investments-.3%
Maryland;
Northeast Waste Disposal Authority, RRR, Refunding, VRDN
  (Harford County Resource) 3.90% (Insured; AMBAC) (b) (cost $1,000,000)....                    $    1,000,000  $   1,000,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $292,986,635)................................                                     $309,707,822
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                               25.6%
AA                                 Aa                             AA                                34.3
A                                  A                              A                                 21.0
BBB                                Baa                            BBB                               10.7
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                            .3
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      8.1
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d)  Securities which, while not rated by Fitch, Moody's and Standard &
     Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(e) At April 30,1998, the Fund had $106,317,405 (33.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                               APRIL 30, 1998
                                                                                                        Cost              Value
                                                                                                     _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments             $292,986,635      $309,707,822
                                 Receivable for investment securities sold..                                               392,708
                                 Receivable for shares of Beneficial Interest subscribed                                   245,319
                                 Interest receivable........................                                             5,091,406
                                 Prepaid expenses...........................                                                 3,130
                                                                                                                     _____________
                                                                                                                       315,440,385
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             147,050
                                 Due to Distributor.........................                                                86,571
                                 Cash overdraft due to Custodian............                                               483,162
                                 Payable for shares of Beneficial Interest redeemed                                        202,047
                                 Payable for investment securities purchased                                               154,250
                                 Accrued expenses and other liabilities.....                                                48,967
                                                                                                                     _____________
                                                                                                                         1,122,047
                                                                                                                     _____________
NET ASSETS..................................................................                                          $314,318,338
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                          $295,058,243
                                 Accumulated net realized gain (loss) on investments                                    2,538,908
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments-Note 4..................                                           16,721,187
                                                                                                                     _____________
NET ASSETS..................................................................                                          $314,318,338
                                                                                                                     =============

                                                   NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                           Class A                     Class B            Class C
                                                                         ____________                 ____________    ____________
Net Assets....................................................          $262,560,258                   $50,140,558      $1,617,522
Shares Outstanding............................................            20,120,001                     3,841,822         123,863
NET ASSET VALUE PER SHARE.....................................                $13.05                        $13.05          $13.06
                                                                             =======                       =======         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF OPERATIONS                                                                             YEAR ENDED APRIL 30, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                           $18,987,673
EXPENSES:                        Management fee-Note 3(a)...................                    $  1,735,376
                                 Shareholder servicing costs-Note 3(c)......                         986,485
                                 Distribution fees-Note 3(b)................                         245,895
                                 Professional fees..........................                          44,767
                                 Custodian fees.............................                          32,615
                                 Prospectus and shareholders' reports.......                          19,222
                                 Registration fees..........................                           8,031
                                 Trustees' fees and expenses-Note 3(d)......                           4,175
                                 Loan commitment fees-Note 2................                           3,499
                                 Miscellaneous..............................                          18,675
                                                                                                ____________
                                     Total Expenses.........................                                            3,098,740
                                                                                                                      ____________
INVESTMENT INCOME-NET.......................................................                                            15,888,933
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $  4,073,024
                                 Net unrealized appreciation (depreciation) on investments         8,042,789
                                                                                                ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            12,115,813
                                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $28,004,746
                                                                                                                      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                              April 30, 1998   April 30, 1997
                                                                                              ______________    _____________
OPERATIONS:
  Investment income-net....................................................                    $  15,888,933    $  16,635,167
  Net realized gain (loss) on investments..................................                        4,073,024        3,361,910
  Net unrealized appreciation (depreciation) on investments................                        8,042,789        1,226,032
                                                                                              ______________    _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       28,004,746       21,223,109
                                                                                              ______________    _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                      (13,655,457)     (14,573,442)
    Class B shares.........................................................                       (2,196,616)      (2,057,437)
    Class C shares.........................................................                          (36,860)          (4,288)
  Net realized gain on investments:
    Class A shares.........................................................                       (3,083,888)      (3,655,383)
    Class B shares.........................................................                         (552,806)        (581,957)
    Class C shares.........................................................                           (9,259)            (584)
                                                                                              ______________    _____________
      Total Dividends......................................................                      (19,534,886)     (20,873,091)
                                                                                              ______________    _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                        8,758,816        9,339,601
    Class B shares.........................................................                        7,395,511        7,677,403
    Class C shares.........................................................                        1,433,134          172,500
  Dividends reinvested:
    Class A shares.........................................................                       10,820,042       11,942,183
    Class B shares.........................................................                        1,800,125        1,775,213
    Class C shares.........................................................                           31,396            4,210
  Cost of shares redeemed:
    Class A shares.........................................................                      (30,922,294)     (38,844,650)
    Class B shares.........................................................                       (5,603,825)      (5,310,474)
    Class C shares.........................................................                          (54,184)           --
                                                                                              ______________    _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (6,341,279)     (13,244,014)
                                                                                              ______________    _____________
        Total Increase (Decrease) in Net Assets............................                        2,128,581      (12,893,996)
NET ASSETS:
  Beginning of Period......................................................                      312,189,757      325,083,753
                                                                                              ______________    _____________
  End of Period............................................................                     $314,318,338     $312,189,757
                                                                                              ==============   ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                            Shares
                                                                                               ______________________________
                                                                                                Year Ended       Year Ended
                                                                                              April 30, 1998   April 30, 1997
                                                                                              ______________    _____________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.............................................................                         669,128          728,876
    Shares issued for dividends reinvested..................................                         825,979          932,487
    Shares redeemed.........................................................                      (2,367,974)      (3,035,640)
                                                                                              ______________    _____________
            Net Increase (Decrease) in Shares Outstanding...................                        (872,867)      (1,374,277)
                                                                                              ==============    =============
    Class B
    ________
    Shares sold.............................................................                         564,406          601,011
    Shares issued for dividends reinvested..................................                         137,404          138,596
    Shares redeemed.........................................................                        (428,097)        (415,927)
                                                                                              ______________    _____________
            Net Increase (Decrease) in Shares Outstanding...................                         273,713          323,680
                                                                                              ==============    =============
    Class C
    ________
    Shares sold.............................................................                         109,671           13,506
    Shares issued for dividends reinvested..................................                           2,391              329
    Shares redeemed.........................................................                          (4,128)          --
                                                                                              ______________    _____________
            Net Increase (Decrease) in Shares Outstanding...................                       107,934          13,835
                                                                                              ==============    =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1998      1997          1996      1995          1994
                                                               ______    ______        ______    ______        ______
    Net asset value, beginning of period.........              $12.70    $12.69        $12.54    $12.46        $13.02
                                                               ______    ______        ______    ______        ______
    Investment Operations:
    Investment income-net........................                 .67       .68           .67       .70           .73
    Net realized and unrealized gain (loss)
      on investments.............................                 .50       .18           .23       .08          (.53)
                                                               ______    ______        ______    ______        ______
    Total from Investment Operations.............                1.17       .86           .90       .78           .20
                                                               ______    ______        ______    ______        ______
    Distributions:
    Dividends from investment income-net.........                (.67)     (.68)         (.67)     (.70)         (.73)
    Dividends from net realized gain on investments              (.15)     (.17)         (.08)      --           (.03)
                                                               ______    ______        ______    ______        ______
    Total Distributions..........................                (.82)     (.85)         (.75)     (.70)         (.76)
                                                               ______    ______        ______    ______        ______
    Net asset value, end of period...............              $13.05    $12.70        $12.69    $12.54        $12.46
                                                               ======    ======        ======    ======        ======
TOTAL INVESTMENT RETURN*.........................                9.40%      6.91%        7.24%      6.52%        1.33%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .90%      .90%          .90%      .90%          .80%
    Ratio of net investment income
      to average net assets......................                5.12%     5.29%         5.23%     5.69%         5.51%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                  --        --            --       .01%          .10%
    Portfolio Turnover Rate......................               18.12%    43.63%        41.65%    35.39%        10.27%
    Net Assets, end of period (000's Omitted)....            $262,560  $266,658      $283,878  $301,834      $335,518
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1998      1997          1996      1995          1994
                                                               ______    ______        ______    ______        ______
    Net asset value, beginning of period.........             $ 12.70    $12.69        $12.54    $12.46        $13.02
                                                               ______    ______        ______    ______        ______
    Investment Operations:
    Investment income-net........................                 .60       .61           .61       .63           .65
    Net realized and unrealized gain (loss)
      on investments.............................                 .50       .18           .23       .08          (.53)
                                                               ______    ______        ______    ______        ______
    Total from Investment Operations.............                1.10       .79           .84       .71           .12
                                                               ______    ______        ______    ______        ______
    Distributions:
    Dividends from investment income-net.........                (.60)     (.61)         (.61)     (.63)         (.65)
    Dividends from net realized gain on investments              (.15)     (.17)         (.08)       --          (.03)
                                                               ______    ______        ______    ______        ______
    Total Distributions..........................                (.75)     (.78)         (.69)     (.63)         (.68)
                                                               ______    ______        ______    ______        ______
    Net asset value, end of period...............              $13.05    $12.70        $12.69    $12.54        $12.46
                                                               ======    ======        ======    ======        ======
TOTAL INVESTMENT RETURN*.........................                8.83%     6.34%         6.66%     5.94%          .75%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.42%     1.43%         1.43%     1.44%         1.37%
    Ratio of net investment income
      to average net assets......................                4.59%     4.75%         4.68%     5.13%         4.82%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                  --        --            --       .01%          .08%
    Portfolio Turnover Rate......................               18.12%    43.63%        41.65%    35.39%        10.27%
    Net Assets, end of period (000's Omitted)....             $50,141   $45,329       $41,179   $35,090       $30,527
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                Class C Shares
                                                                                       ______________________________
                                                                                             Year Ended April 30,
                                                                                       ______________________________
PER SHARE DATA:                                                                          1998      1997        1996(1)
                                                                                       ______    ______        ______
    Net asset value, beginning of period.................................              $12.71      $12.69      $12.67
                                                                                       ______    ______        ______
    Investment Operations:
    Investment income-net................................................                 .57       .58           .41
    Net realized and unrealized gain (loss)
      on investments.....................................................                 .50       .19           .10
                                                                                       ______    ______        ______
    Total from Investment Operations.....................................                1.07       .77           .51
                                                                                       ______    ______        ______
    Distributions:
    Dividends from investment income-net.................................                (.57)     (.58)         (.41)
    Dividends from net realized gain on investments......................                (.15)     (.17)         (.08)
                                                                                       ______    ______        ______
    Total Distributions..................................................                (.72)     (.75)         (.49)
                                                                                       ______    ______        ______
    Net asset value, end of period.......................................              $13.06    $12.71        $12.69
                                                                                      =======   =======       =======
TOTAL INVESTMENT RETURN(2)...............................................                8.55%     6.16%         5.57%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............................                1.67%     1.64%         1.80%(3)
    Ratio of net investment income
      to average net assets..............................................                4.29%     4.47%         4.59%(3)
    Portfolio Turnover Rate..............................................               18.12%    43.63%        41.65%
    Net Assets, end of period (000's Omitted)............................              $1,618      $202           $27
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Maryland Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $180 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $239,455 and $6,440, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $666,933, $119,727 and $2,147, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $148,234 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $55,984,109 and $66,996,847, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investments was $16,721,187, consisting of $18,174,474 gross unrealized appreciation and $1,453,287 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Maryland Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 3, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Maryland residents, Maryland personal income taxes), and
    -the Fund hereby designates $.0921 per share as a long-term capital gain distribution (of which 30.73% is subject to the 20% maximum Federal tax rate) of the $.1536 per share paid on December 4, 1997.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, MARYLAND SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                    052/616/686AR984
Annual Report
DREYFUS PREMIER STATE
MUNICIPAL BOND FUND
MARYLAND SERIES
April 30, 1998
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Registration Mark